Exhibit 99.1

 Corporate PresentationSeptember 2019    © 2018 Chembio. All Rights Reserved. | #  © 2019 Chembio. All Rights Reserved. Page 1

 Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended. Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management’s current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products, Chembio’s ability to integrate and operate opTricon GmbH in accordance with Chembio’s business strategy, and the demand for Chembio’s products. Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio’s expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio’s success are more fully disclosed in Chembio’s most recent public filings with the U.S. Securities and Exchange Commission.    © 2019 Chembio. All Rights Reserved. Page 2  Safe Harbor Statement

 We deliver high-quality diagnostic tests that use a small drop of fingertip blood and provide results in approximately 15 minutes    © 2019 Chembio. All Rights Reserved. Page 3  Chembio Diagnostics

Patented DPP® Technology Platform

Product Features

- Simple: easy to use
- Fast: results in ~15 minutes
- Reliable: FDA approved, CLIA waived

Product Uniqueness

- Enhanced sensitivity and specificity
- Advanced multiplexing capabilities
- Quantitative results - with DPP® Micro Reader


DPP® HIV 1/2
2
Buffer
T C
ID
1
Sample + Buffer
CHEMBIO

DPP® Test Cartridge

99.8% Sensitivity[(1)]

100% Specificity[(1)]

CHEMBIO DIAGNOSTICS, INC.

[(1)] Based on fingerstick whole blood samples: DPP® HIV 1/2 Assay

© 2019 Chembio. All Rights Reserved. Page 4

Patented Optical Analyzer Technology

Acquired opTricon GmbH (Q4 2018)

DPP® technology is enhanced through use of an optical analyzer

- Provides data capture, storage, and connectivity (e.g., Bluetooth, cloud, direct)
- Enables quantitative measurement
- Drives down level of detection and improves analytical sensitivity
- Simplifies interpretation of results compared to visually-read tests
- Reduces transcription errors when interpreting a multiplex test



DPP® Micro Reader


CHEMBIO
DIAGNOSTICS

Next Generation Analyzer

CHEMBIO DIAGNOSTICS, INC.

© 2019 Chembio. All Rights Reserved. Page 5

Lateral Flow Test Market: $5.5B[1]

Expected to grow at 8.2% CAGR[1], reaching $8.2B[1] (2022)

- Infectious disease is the largest and fastest growing segment, estimated at $1.4 billion[2] annually and growing at ~10% CAGR[2]

- Chembio is currently focused on three areas within the infectious disease market:
  - ☑ Sexually Transmitted Disease tests
  - ☑ Mosquito-borne Disease tests
  - ☑ Hepatitis tests

- Growth drivers include: high prevalence of infectious diseases worldwide, increase in geriatric population, growing demand for rapid test results, and multiplexing advancements

CHEMBIO DIAGNOSTICS, INC.

(1) MarketsandMarkets 2018. (2) Management estimates.

© 2019 Chembio. All Rights Reserved. Page 6

   HIV has claimed more than 35 million lives to date, including 940,000 in 2017(1)Approximately 36.9 million people were living with HIV at the end of 2017; 1.8 million people became newly infected in 2017(1)Syphilis = Estimated 18 million prevalent cases and 5.6 million new infections annually(2)Dengue = 390 million cases and 3.9 billion people at risk(4); malaria = 216 million cases causing 446 thousand deaths(3)Emerging markets: Zika, Chikungunya, Ebola, Lassa, Marburg, Leptospirosis, Burkholderia, Rickettsia  Lateral Flow Infectious Disease MarketFocus on sexually transmitted and fever/tropical diseases      HIV: 36.9M Syphilis: 18.0M   (1) who.int/en/news-room/fact-sheets/detail/sexually-transmitted-infections. (2) WHO guidelines for the treatment of syphilis 2016.  © 2019 Chembio. All Rights Reserved. Page 7  Global Prevalence      Dengue: 390M Malaria: 214M   Annual Cases  (3) who.int/news-room/fact-sheets/detail/malaria. (4) who.int/news-room/fact-sheets/detail/dengue-and-severe-dengue

 1. Expand Commercialization2. Advance R&D Pipeline3. Prepare for Additional Growth    2019 Corporate Priorities  © 2019 Chembio. All Rights Reserved. Page 8

  Expand Commercialization    1  © 2019 Chembio. All Rights Reserved. Page 9

Multiple Growth Drivers

Increase market penetration in existing markets
- United States
- Brazil
- Africa
- Europe

Expand commercial presence
- Europe
- United States

Register existing and new products into unchartered countries/regions
- Latin America
- Southeast Asia

Enter new market segments
- HIV Self-Testing (International)

CHEMBIO DIAGNOSTICS, INC.

© 2019 Chembio. All Rights Reserved. Page 10

 © 2019 Chembio. All Rights Reserved. Page 11    Colombia  S. Africa  Germany  Malaysia      Kenya    Expanding our Commercial PresenceDirect sales presence in US, EU, LATAM, Africa, Asia  Brazil    United States

 Expanding Product Approvals Geographically    Product Name  U.S.  Int’l(1)  DPP® HIV 1/2      DPP® HIV-Syphilis  Pending FDA Approval    DPP® Syphilis Screen & Confirm      DPP® Dengue-Zika-Chikungunya      DPP® Dengue      DPP® Zika   FDA EUA    DPP® Chikungunya      DPP® Leishmania      STAT-PAK® HIV 1/2      SURE CHECK® HIV 1/2      SURE CHECK® HIV Self Test      (1) International markets require specific country registrations  © 2019 Chembio. All Rights Reserved. Page 12

HIV-Syphilis Presents U.S. Growth Opportunity

Co-infection and mother-to-child transmission are global health concerns

Key Accomplishments

- Developed DPP® HIV-Syphilis multiplex test
- Received regulatory approvals from ANVISA (Brazil), COFEPRIS (Mexico), CE mark (EU)
- Completed DPP® HIV-Syphilis U.S. clinical trial
- Filed FDA Pre-Market Approval (PMA) Application

Next Steps

- After receipt of FDA approval, launch to U.S. moderately complex sites, and submit CLIA waiver application
- After receipt of CLIA Waiver, launch to U.S. CLIA Waived sites
- Continue to pursue international registrations

"In 2013, the World Health Organization (WHO) reported that 1.9 million pregnant women were infected with syphilis worldwide, of which 66.5% had adverse fetal effects in cases of untreated syphilis. Congenital syphilis contributes significantly to infant mortality, accounting for 305,000 perinatal deaths worldwide annually."[1]

"More than 1.4 million pregnant women are infected with HIV, and mother-to-child transmission (MTCT) of HIV is estimated to have resulted in over 150,000 infant cases in 2015."[2]

CHEMBIO DIAGNOSTICS, INC.

[1] ncbi.nlm.nih.gov/pmc/articles/PMC5738763. [2] ncbi.nlm.nih.gov/pmc/articles/PMC5486952/.

© 2019 Chembio. All Rights Reserved. Page 13

  Advance R&D Pipeline    2  © 2019 Chembio. All Rights Reserved. Page 14

Chembio's Infectious Disease Pipeline

Presents multiple growth opportunities

Product Name	Collaborator	Phase I (Feasibility)	Phase II (Development)	Phase III (Verification/Validation)	Phase IV (Clinical/Regulatory)	Phase V (Commercial Launch)
DPP® HIV-Syphilis (US)	Self-funded				Submitted FDA PMA Q1 2018	
DPP® Dengue (Int'l)	FIOCRUZ FUNDAÇÃO OSWALDO CRUZ					Received: ANVISA
DPP® Dengue NS1 (Int'l)	FIOCRUZ FUNDAÇÃO OSWALDO CRUZ			Ongoing		
DPP® Zika (US/Int'l)	BARDA; FIOCRUZ FUNDAÇÃO OSWALDO CRUZ					Received: FDA EUA, ANVISA, CE mark
DPP® Chikungunya (Int'l)	FIOCRUZ FUNDAÇÃO OSWALDO CRUZ					Received: ANVISA, Malaysia
DPP® Dengue-Zika-Chikungunya (Int'l)	FIOCRUZ FUNDAÇÃO OSWALDO CRUZ					Received: ANVISA, CE mark, Malaysia
DPP® Malaria (Int'l)	BILL & MELINDA GATES foundation			Ongoing		
DPP® Ebola (US, Int'l)	CDC			Ongoing		Received: FDA EUA
DPP® Fever Panel (Africa)	THE PAUL G. ALLEN FAMILY FOUNDATION				Field Testing: Africa, South America	
DPP® Fever Panel (Asia)	FIND Because diagnosis matters		Ongoing			

CHEMBIO DIAGNOSTICS, INC.

© 2019 Chembio. All Rights Reserved. Page 15

Leverage our DPP® Technology Platform

What opportunities do our technology collaborations provide?

- Expansion into new markets
  - Cancer Diagnostics
  - Concussion / Traumatic Brain Injury
  - Veterinary
- Broadening application from POC diagnostics to companion diagnostics
  - Drugs
  - Vaccines
- Cost-effective research & development, fully funded by collaborators

CHEMBIO DIAGNOSTICS, INC.
© 2019 Chembio. All Rights Reserved. Page 16

 Chembio’s Technology CollaborationsProvides expansion into new markets and fully-funded R&D costs  Product Name  Collaborator  Phase I(Feasibility)  Phase II(Development)  Phase III(Verification/Validation)  Phase IV(Clinical/Regulatory)  Phase V(Commercial Launch)  DPP® Eosinophilic / Respiratory          Received CE markOngoing    DPP® Undisclosed Biomarker    Ongoing          DPP® Concussion  Perseus Science    Ongoing        Infectious Disease Portfolio      Ongoing        DPP® Cancer  Undisclosed                  © 2019 Chembio. All Rights Reserved. Page 17

Why Global Leaders Choose Chembio

- Deep scientific expertise with a proven technology platform
  - Sensitive and specific
  - Advanced multiplexing capabilities
  - Quantitative results
- Successful track record developing DPP® tests with diverse collaborators
  - Global commercial companies
  - Governments
  - Non-governmental organizations
- Extensive experience achieving global regulatory approvals
  - U.S. FDA, WHO PQ, CE mark, ANVISA, COFEPRIS

CHEMBIO DIAGNOSTICS, INC.

© 2019 Chembio. All Rights Reserved. Page 18

  Prepare for Additional Growth    3  © 2019 Chembio. All Rights Reserved. Page 19

Automate U.S. Manufacturing

Automated DPP® line commenced production Q1 2019

Efficient

- Reduces variable costs to produce DPP® tests

Intelligent

- Enhances inspection and quality control via vision-guided, robotic operation

Flexible

- Allows assembly of various configurations of DPP® tests on a single line

Scalable

- Expands capacity by 5-10 million tests with each new line


PACK
201

Chembio's fully-automated DPP® assembly & packaging line

CHEMBIO DIAGNOSTICS, INC.

© 2019 Chembio. All Rights Reserved. Page 20

Expand and Improve U.S. Facilities

New U.S. Headquarters: 555 Wireless Boulevard, Hauppauge, NY



- Facility consolidation, expansion and improvement occurs in three phases
  - ✓ Phase 1: Sales, Marketing, Finance, Regulatory, Warehouse, Distribution (Completed)
  - Phase 2: Research & Development (H2 2019)
  - Phase 3: Manufacturing, Quality Assurance, Quality Control (H1 2020)

CHEMBIO DIAGNOSTICS, INC.

© 2019 Chembio. All Rights Reserved. Page 21

Q2 2019 Financials    Q2 2019  Q2 2018  RevenueGross product marginOperating expenseCash balanceNet working capital  $9.6 million21.1%$6.2 million$4.5 million*$15.4 million  $8.7 million13.5%$4.5 million$9.5 million$16.9 million  © 2019 Chembio. All Rights Reserved. Page 22  *On September 3, 2019, Chembio closed a $20 million term note with Perceptive Advisors; interest only for 3 of the 4 year term.

   Five-year targets: 2023FY Revenue $100M and 2023YE 50% Gross Margins Proprietary DPP® technology platform with broad diagnostic applications, providing enhanced sensitivity and specificity, advanced multiplexing capabilities, and quantitative results Growing infectious disease business (39%) with ongoing initiatives to broaden sales channels, further penetrate existing markets, and expand into new territories(1) Broad R&D pipeline in infectious disease and expansion into new markets via collaborations (e.g., concussion, companion diagnostics, biothreat, veterinary, cancer)Operational initiatives underway to automate U.S. manufacturing and expand U.S. facilities to add capacity, reduce variable costs and drive margin expansion  Investment Highlights  (1) Based on total revenue 2018 vs. 2017  © 2019 Chembio. All Rights Reserved. Page 23

 © 2019 Chembio. All Rights Reserved. Page 24